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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                          ---------------------------



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                         Date of Report: March 3, 1999



                            CUTCO INDUSTRIES, INC.
       -------------------------------------------------------------------
              (Exact name of Registrant as specified in charter)



         New York                 000-5223                  11-1771806
    ------------------     ---------------------         -----------------
    (State or other       (Commission File No.)          (IRS Employer
   jurisdiction of                                       Identification
     incorporation)                                       Number)


6900 Jericho Turnpike, Syosset, New York                      11791
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:  (516) 677-0320
                                                     --------------



================================================================================

ITEM 2.   Acquisition or Disposition of Assets
          ------------------------------------


     On February 16, 1999, Registrant sold 30 of 41 retail hair care salons owned and operated by Registrant to Regis Corporation ("Regis"), a Minneapolis based owner/franchiser of hair care and retail product salons, pursuant to the terms of an Agreement for Purchase and Sale of Assets dated as of February 12, 1999 by and between Regis and Registrant.

     The total purchase price was approximately $1.8 million, subject to reduction in the event sales of individual salons are not completed due to the inability to obtain a landlord's consent to assignment of the relevant lease to Regis. Under the terms of the sale arrangements, Registrant has agreed, subject to specified exceptions, not to compete with Regis in the ownership or management of hair care salons located within a 10 mile radius of the respective salons sold to Regis.

     Registrant intends to use the net proceeds from this sale for the development of new franchises and working capital.


ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements:

          Pro forma condensed consolidated balance sheet (unaudited) of Registrant as of December 31, 1998.

          Pro forma condensed consolidated statement of operations (unaudited) of Registrant for the year ended June 30, 1998.

          Pro forma condensed consolidated statement of operations (unaudited) of Registrant for the six months ended December 31, 1998.

          Notes (unaudited) to pro forma financial statements.


     (b)  Exhibits:

     Exhibit No.                          Description
     -----------                          -----------

     7.1 Agreement for Purchase and Sale of Assets dated as of February 12, 1999 between Regis and Registrant.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 3, 1999                     CUTCO INDUSTRIES, INC.
                                            (registrant)



                                    By: /s/Marvin Marcus
                                        -------------------------
                                         Marvin Marcus
                                         Chairman

                    CUTCO INDUSTRIES, INC. AND SUBSIDIARIES

                    CONSOLIDATED PRO FORMA BALANCE SHEET

                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                    ASSETS

                                                                                                           CONSOLIDATED
                                                           HISTORICAL             PRO FORMA                  PRO FORMA
                                                            AMOUNTS             ADJUSTMENTS                 AS ADJUSTED
                                                           ----------           ------------                -----------

Current assets:
  Cash and cash equivalents                                 $642,342           $1,823,000 (1)              $2,465,342
  Marketable securities                                      157,689                                          157,689
  Notes and accounts receivable, net                         343,091                                          343,091
  Merchandise inventory                                      376,462             (201,000)(1)                 175,462
  Deferred income taxes                                      130,000                                          130,000
  Prepaid expenses, taxes and miscellaneous receviables       32,972                                           32,972

                                                         -----------           -----------                 ----------
                            Total current assets           1,682,556             1,622,000                  3,304,556
                                                         -----------           -----------                 ----------

Property and equipment:
  Furniture, fixtures and equipment                        1,732,081            (1,064,000)(1)                668,081
  Leasehold improvements                                      62,956               (43,000)(1)                 19,956
                                                         -----------           -----------                 ----------

                                                           1,795,037            (1,107,000)(1)                688,037
  Less accumulated depreciation and amortization           1,076,197              (668,000)(1)                408,197
                                                         -----------           -----------                 ----------

                                                             718,840              (439,000)                   279,840
                                                         -----------           -----------                 ----------

Other assets:
  Notes receivable, non-current, net                         325,997                                          325,997
  Deferred charges and other                                  58,783                                           58,783
  Deposits                                                    63,821               (22,000)(1)                 41,821
                                                         -----------           -----------                 ----------

                                                             448,601               (22,000)                   426,601
                                                         -----------           -----------                 ----------

                                                          $2,849,997            $1,161,000                 $4,010,997
                                                         ===========           ===========                 ==========


                  See notes to unaudited pro forma statements

                                  (Continued)

                    CUTCO INDUSTRIES, INC. AND SUBSIDIARIES

                               DECEMBER 31, 1998
                                  (UNAUDITED)

                     LIABILITIES AND SHAREHOLDERS' EQUITY


                                                                                                                       CONSOLIDATED
                                                                 HISTORICAL                   PRO FORMA                 PRO FORMA
                                                                  AMOUNTS                    ADJUSTMENTS               AS ADJUSTED
                                                                ------------                 ------------              -----------
 Current liabilities:
  Accounts payable and accrued expenses                            $343,940                   $100,000 (2)              $518,940
                                                                                                75,000 (3)
  Current portion of long-term debt                                   -                          -                         -
  Accrued and withheld taxes, other than income taxes               144,748                                              144,748
                                                                        586                     72,000 (4)                72,586
                                                             --------------            ---------------            --------------
                      Total current liabilities                     489,274                    247,000                   736,274
                                                             --------------            ---------------            --------------

Long-term debt                                                        -                          -                            -
                                                             --------------            ---------------            --------------

Deposits payable                                                     16,966                                               16,966
                                                             --------------            ---------------            ---------------
Deferred income                                                      38,397                                               38,397
                                                             --------------            ---------------            ---------------

Deferred income taxes                                               130,000                                              130,000
                                                             --------------            ---------------            ---------------



Shareholders' equity:
  Common stock, $.10 par value, authorized
   5,000,000 shares, issued 1,909,206 shares                        190,921                                              190,921
  Additional paid-in-capital                                      4,223,575                                            4,223,575
  Retained earnings                                               1,242,456                    914,000 (1,2,3,4)       2,156,456
                                                            ---------------               ------------             -------------


                                                                  5,656,952                    914,000                 6,570,952

Less common stock held in treasury, at cost,
  1,103,081 shares                                               (3,481,592)                                          (3,481,592)
                                                              -------------             --------------

                                                                  2,175,360                    914,000                 3,089,360
                                                             --------------

                                                                 $2,849,997                 $1,161,000                $4,010,997
                                                             ==============             ==============             =============


                  See notes to unaudited pro forma statements

                    CUTCO INDUSTRIES, INC. AND SUBSIDIARIES


                CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

                  FOR THE SIX MONTHS ENDED DECEMBER 31, 1998

                                  (UNAUDITED)

                                                                                                                    CONSOLIDATED
                                                                 HISTORICAL                 PRO FORMA                 PRO FORMA
                                                                   AMOUNTS                 ADJUSTMENTS               AS ADJUSTED
                                                                 -----------              -----------               -----------
Revenues:
  Owned retail stores                                            $3,343,620                ($2,650,000)(1)            $  693,620
  Sales of equipment and products                                   111,140                                              111,140
  Royalties, service fees and franchise income                      830,091                                              830,091
                                                            ---------------                 ----------                -----------

                                                                 $4,284,851                ($2,650,000)(1)            $1,634,851
                                                            ---------------                 ----------                -----------

Costs and expenses:
  Direct costs of owned retail stores                            $3,197,207                ($2,432,000)(1)            $  765,207
  Costs of equipment and products sold                               95,102                                               95,102
  Depreciation and amortization                                     126,583                    (75,000)(1)                51,583
  Selling, general and administrative expenses                      900,426                   (122,000)(1)               778,426
  Provision for doubtful accounts and notes receivable               30,000                                               30,000
                                                            ---------------                 ----------                -----------

                                                                 $4,349,318                ($2,629,000)               $1,720,318
                                                            ---------------                 ----------                -----------

Other income (loss)                                                 189,546                                               189,546
                                                            ---------------                                           -----------

Income (loss) before income taxes                                   125,079                                               104,079
                                                            ---------------                                           -----------

Income taxes                                                          1,593                                                 1,593
                                                            ---------------                                           -----------

Net income (loss)                                                  $123,486                                              $102,486
                                                            ===============                                           ===========

Earnings (loss) per common share                                      $0.16                                                 $0.13
                                                            ===============                                           ===========

Diluted Earnings (loss) per common share                              $0.15                                                 $0.12
                                                            ===============                                           ===========

Weighted average number of common shares outstanding                795,454                                               795,454
                                                            ===============                                           ===========


                  See notes to unaudited pro forma statements

                    CUTCO INDUSTRIES, INC. AND SUBSIDIARIES

                CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

                           YEAR ENDED JUNE 30, 1998
                                  (UNAUDITED)

                                                                                                                   CONSOLIDATED
                                                                HISTORICAL               PRO FORMA                   PROFORMA
                                                                AMOUNTS                  ADJUSTMENTS                AS ADJUSTED
                                                                -----------              -----------               ------------

Revenues:
  Owned retail stores                                            $6,896,700              ($5,258,000)(1)              $1,638,700
  Sales of equipment and products                                   199,542                                              199,542
  Royalties, service fees and franchise income                    1,663,193                                            1,663,193
  Franchise fee income                                               10,793                                               10,793
                                                               ------------               ------------              ------------



                                                                 $8,770,228              ($5,258,000)                 $3,512,228
                                                               ------------               ------------              ------------


Costs and expenses:
  Direct costs of owned retail stores                            $6,512,973              ($4,911,000)(1)              $1,601,973
  Costs of equipment and products sold                              149,440                                              149,440
  Depreciation and amortization                                     466,412                 (171,000)(1)                 295,412
  Selling, general and administrative expenses                    2,169,554                 (236,000)(1)               1,933,554
  Provision for doubtful accounts and notes receivable              (14,946)                                             (14,946)
                                                                -----------               ------------
                                                                 $9,283,433              ($5,318,000)                 $3,965,433
                                                                -----------               ------------              ------------

Loss from operations                                               (513,205)                                            (453,205)
                                                                -----------                                         ------------

Other income (loss)                                                 122,795                                              122,795
                                                                                                                    -------------
                                                                -----------

Income (loss) before income taxes                                  (390,410)                                            (330,410)

Income taxes                                                         16,847                                               16,847
                                                                                                                    -------------
                                                                 ----------

Net income (loss)                                                 ($407,257)                                           ($347,257)
                                                                 ==========                                         ============

Earnings (loss) per common share                                      $0.52                                                $0.44
                                                                 ==========                                         ============

Diluted Earnings (loss) per common share                              $0.52                                                $0.44
                                                                 ==========                                         ============

Weighted average number of common shares outstanding                780,625                                              780,625
                                                                 ==========                                         ============


                    CUTCO INDUSTRIES, INC. AND SUBSIDIARIES
                    ---------------------------------------
         NOTES TO UNAUDITED CONSOLIDATED PRO FORM FINANCIAL STATEMENTS
         -------------------------------------------------------------


A. UNAUDITED PRO FORMA ADJUSTMENTS



     A description of the adjustments included in the unaudited pro forma financial statements are as follows:

Pro Forma Consolidated Balance Sheet-December 31, 1998:
-------------------------------------------------------

(1) Reflects the proceeds from the sale of thirty (30) company owned salons

(2) Reflects an accrual for estimated servance

(3) Reflects an accrual for estimated closing costs of the disposition transaction.

(4) Reflects an accrual for estimated state income taxes applicable to the disposition transaction




Consolidated Pro Forma Statement of Operations for the Six Months Ended
-----------------------------------------------------------------------
December 31, 1998:
-----------------



  (1) Reflects the sales, direct costs, depreciation and selling, general, and administrative expenses applicable to the sale of thirty (30) company owned salons for the six months ended December 31, 1998.

      Material non recurring charges and credits which result directly from the transaction and which will twelve months were not forma consolidated statement of impact the income considered and have not operations. Such charges statement during the next been reflected in the pro and credits are:


      a) Employers severance pay in the amount of $100,000

      b) Gain on sale of salons of $1,161,000

      c) Estimated charges for closing costs and state income taxes of the disposition of $147,000.

Consolidated Pro Forma Statement of Operations for the Year Ended June 30,
--------------------------------------------------------------------------
1998:
-----


  (1) Reflects the sales, direct costs, depreciation and selling, general, and administrative expenses applicable to the sale of thirty (30) company owned salons for the six months ended June 30, 1998.